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                                SCHEID VINEYARDS, INC.

                                  LOCK-UP AGREEMENT


July _____, 1997


Cruttenden Roth Incorporated

Laidlaw Equities, Inc.

Rodman & Renshaw, Inc.

As Representatives of the Several Underwriters

c/o Cruttenden Roth Incorporated

18301 Von Karman, Suite 100

Irvine, California  92714


Ladies and Gentlemen:

    The undersigned understands that you, as Representatives of the several underwriters (the "Underwriters"), propose to enter into an Underwriting Agreement with Scheid Vineyards, Inc. (the "Company") providing for the public offering (the "Public Offering") by the Underwriters, including yourselves, of Class A Common Stock of the Company (the "Common Stock") pursuant to the Company's Registration Statement on Form SB-2, Registration No. 333-27871, filed with the Securities and Exchange Commission on May 28, 1997 (the "Registration Statement").

    In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, for a period beginning on the date of the final prospectus included in the Registration Statement and ending on the first anniversary thereof (the "Lock-Up Period"), not to offer to sell, contract to sell or otherwise sell, transfer, dispose of, loan, pledge or grant any rights with respect to or solicit any offer to buy (collectively a "Disposition") any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "Securities") now owned or hereafter acquired directly by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, otherwise than (i) exercise (on a cash or cashless basis not resulting in any public sale of Class A Common Stock) of options to purchase Class A Common Stock, provided that the shares of Class A Common Stock received (net


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of any shares delivered to the Company in a traditional cashless exercise thereof) shall be subject to the terms hereof; (ii) as a bona fide gift or gifts or upon death by will or intestacy, provided each transferee thereof agrees to be bound by this Lock-Up Agreement; (iii) as a distribution to limited partners or shareholders or members of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms of this Lock-Up Agreement;
(iv) transfers of Class B Common Stock of the Company permitted pursuant to the Buy-Sell Agreement among the holders of the Company's Class B Common Stock (provided such transfers do not result in any public sale or distribution of any Securities and the transferees agree in writing to hold such shares subject to this Lock-Up Agreement); or (v) with the prior written consent of Cruttenden Roth Incorporated. The foregoing restriction is expressly agreed to preclude the holder of the Securities from engaging in any hedging, pledge or other transaction which is designed to or reasonably expected to lead to or result in any Disposition of any Securities during the Lock-Up Period even if such Securities are owned by a person other than the undersigned and/or would be disposed of by someone other than the undersigned. Such prohibited hedging, pledge or other transactions would include, without limitation, any short sale (whether or not against the box), any pledge of shares covering an obligation that matures, or could reasonably be expected to mature, during the Lock-Up Period, or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates or derives any significant part of its value from Securities.

    Furthermore, the undersigned hereby agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by the undersigned except in compliance with this Lock-Up Agreement.

                                        Very truly yours,



                                        (Signature)



                                        (Print Name)


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Accepted as of the _____ day of July, 1997:

Cruttenden Roth Incorporated

Laidlaw Equities, Inc.

Rodman & Renshaw, Inc.

 As Representatives of the Several Underwriters

By:  Cruttenden Roth Incorporated

By:

Title:


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